Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Emmis Communications Corporation (the "Company"), that, to his knowledge:

(1) the Quarterly Report of the Company on Form 10-Q for the period ended August 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 14, 2002


                                            /s/ JEFFREY H. SMULYAN
                                            Jeffrey H. Smulyan
                                            Chairman of the Board, President and
                                            Chief Executive Officer



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